FRONTEGRA FUNDS, INC.
Supplement to Prospectus Dated October 28, 2003

          Frontegra Asset Management, Inc., the investment adviser to Frontegra Funds, Inc. (the "Corporation"), has determined to close one series of the Corporation, the Frontegra Opportunity Fund (the "Fund"), to new investments, subject to approval of the Board of Directors of the Corporation. As a result of the decision to close the Fund, effective at the close of business on November 25, 2003, the Fund will be closed to new purchases and incoming exchanges.

          After the Fund is closed to new investments, shareholders will be permitted to exchange their shares of the Fund for shares of the other available Frontegra Funds, or to redeem their shares of the Fund, as provided in the Fund's Prospectus.

          Any shareholder who has not redeemed or exchanged their shares of the Fund prior to December 19, 2003 will receive a check representing the shareholder's proportionate interest in the net assets of the Fund as of December 19, 2003.

Please retain this Supplement with the Prospectus.
The date of this Prospectus Supplement is November 18, 2003.